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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                      OFTHE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 17, 2007

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                            Whole Foods Market, Inc.
             (Exact name of registrant as specified in its charter)


         Texas                    0-19797                     74-1989366
       (State of              (Commission File              (IRS Employer
    incorporation)                Number)               Identification Number)


                                550 Bowie Street
                               Austin, Texas 78703
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (512) 477-4455


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:


|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 of the Exchange Act

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act


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Item 8.01. Other Events


      On July 17, 2007, we issued press releases regarding our commencement of an internal investigation regarding online postings to financial message boards and the SEC's contact to us regarding this matter. Copies of the press releases are furnished herewith as Exhibits 99.1 and 99.2.

Item 9.01. Financial Statements and Exhibits

(d)   Exhibits.

            Exhibit 99.1-- Press release, dated July 17, 2007 (internal investigation).

            Exhibit 99.2-- Press release, dated July 17, 2007 (SEC contact confirmed).


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WHOLE FOODS MARKET, INC.


Date:  July 17, 2007                    By: /s/ Glenda Chamberlain
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                                            Glenda Chamberlain
                                            Executive Vice President and
                                            Chief Financial Officer